Exhibit 10.47

English Translation for Convenience

Addendum No. 7 to the Lease Agreement of 06.01.2005 / 22.12.2004

Object: Janus-Office-Center,

Josef-Meyer-Str. 13-15, 68167 Mannheim

Between

Alters- und Hinterbliebenen-Versicherung der

Technischen Überwachungs-Vereine-VVaG-

Kurfürstenstr. 56, 45128 Essen

UST lD: DE 11 98 24807

Represented by the executive board Mr. R. Heynck und Ms. S. Schwierz

- hereinafter referred to as the lessor -

and

HorizonPharma GmbH

Joseph-Meyer-Str. 13-15, 68167 Mannheim

Represented by its managing director Dr. Achim Schäffler

- hereinafter referred to as the lessee -

1.	Amendment to § 4 Term of Lease and Termination

The lease for the 1st floor will be extended to 31.12.2012. The rented area for the 5th floor was terminated by the tenant effective 31.12.2011.

Thus the rent will be as follows starting 01.01.2012:

Base rent for office space, 1st floor 443,00 m2 @ 7,50€	= 3.322,50	€
Storage surface basement 18,50 m2 @ 5,50€	= 101,75	€
Underground parking spaces 125,126,127,128,114, 133	0,00	€

Parking spaces No. 32, 33, 10, 11, 2	0,00	€

Base rent summary	3.424,25	€

+ Advanced Utility deposit	443,00 m2 @ 3,50€ = 1.550,50€

Rent inclusive of heating expenses net	4.974,75	€
+ 19% VAT	945,20	€

Total Sum	5.919,95	€

2.	Miscellaneous

All other provisions of the main Lease Agreement of 06.01.2005/22.12.2004, together with all addendums, shall remain in force without change.

Essen, den 10.8.2011	Mannheim, den 20 June 2011

Alters- und Hinterbliebenen-Versicherung der	Horizon Pharma GmbH
Technischen Überwachungs-Vereine-VVaG	Joseph-Meyer-Str. 13-15
Kronprinzenstr. 30

45128 Essen	68167 Mannheim

[Illegible Signature]	[Illegible Signature]
(Lessor)	(Lessee)
[Company Stamp]	[Horizon Pharma GmbH stamp]

Page 1 of addendum No. 7 AHV/Horizon

Nachtrag Nr. 7 zum Mietvertrag vom 06.01.2005 / 22.12.2004

Objekt: Janus-Office-Center,

Josef-Meyer-Sfr. 13-15, 68167 Mannheim

Zwischen

Alters- und Hinterbliebenen-Versicherung der

Technischen Überwachungs-Vereine-VVaG-

Kurfürstenstr. 56, 45128 Essen

UST ID: DE 11 98 24807

Vertreten durch den Vorstand Herr R. Heynck und Frau S. Schwierz

- nachstehend Vermieter genannt –

und

Firma

Horizon Pharma GmbH

Joseph-Meyer-Str. 13-15, 68167 Mannheim

vertreten durch den Geschäftsführer Herr Dr. Achim Schäffler

- nachstehend Mieterin genannt -

1.	Änderung zu § 4 Mietzeit und Kündigung

Das Mietverhältnis verlängert sich für das 1. OG bis zum 31.12.2012. Die Mietfläche für das 5. OG wurde von Seiten der Mieterin zum 31.12.2011 gekündigt.

Somit setzt sich ab 01.01.2012 die Miete wie folgt zusammen:

Kaltmiete Bürofläche 1. OG 443,00 m2 á 7,50€	= 3.322,50	€
Lagerfläche EG 18,50 m2 á 5,50€	= 101,75	€
Tiefgaragenplätze 125,126,127,128,114,133	0,00	€
Stellplätze Nr. 32+33+10+11+2	0,00	€

Summe Kaltmiete	3.424,25	€

+ Nebenkostenvorauszahlung	443,00 m2 á 3,50€ = 1.550,50€

Summe Warmmiete netto	4.974,75	€
+ 19% MwSt.	945,20	€

Summe gesamt	5.919,95	€

2.	Sonstiges

Sämtliche übrigen Bestimmungen des Hauptmietvertrags vom 06.01.2005/ 22.12.2004 nebst allen Nachträgen gelten unverändert fort.

Essen, den _10.08.2011	Mannheim, den 20 Jun. 2011

Alters- und Hinterbliebenen-Verischerung der Technischen Überwachungs-Vereine-VVaG Kronprinzenstr. 30	Fa. Horizon Pharma GmbH Joseph-Meyer-Str. 13-15

45128 Essen	68167 Mannheim

[Illegible Signature]	[Illegible Signature]
(Vermietenin) [Company stamp]	(Mieterin) [Horizon Pharma GmbH stamp]

Seite 1 des Nachtrags Nr. 7 AHV/Horizon